Exhibit 23.4

Consent of Independent Auditor

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise West Coast Opportunistic REIT, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 30, 2025, relating to the consolidated financial statements of Fundrise East Coast Opportunistic REIT, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise Midland Opportunistic REIT, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 30, 2025, relating to the consolidated financial statements of Fundrise Development eREIT, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise Growth eREIT II, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 24, 2025, relating to the consolidated financial statements of Fundrise Growth eREIT III, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We consent to the use in this Registration Statement on Form S-4 of Fundrise eREIT, LLC of our report dated April 25, 2025, relating to the consolidated financial statements of Fundrise eFund, LLC appearing in the Joint Information Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to our firm under the heading “Experts” in such Joint Information Statement/Prospectus.

/s/ RSM US LLP

McLean, Virginia

February 4, 2026

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